UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

Oneida Financial Corp.
(Exact name of registrant as specified in its charter)

Federal	000-25101	16-1561678
(State or other jurisdiction	(SEC File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of principal executive offices)

Registrant’s telephone number, including area code: (315) 363-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Oneida Financial Corp., the parent company of Oneida Savings Bank, announced the appointment of Michael Miravalle to its Board of Directors effective February 1, 2006. Mr. Miravalle is the CEO and founder of Dolphin Technology and Dolphin Cybersciences, both located at the Griffis Business and Technology Park in Rome, New York. The Oneida Financial Corp. Board of Directors was increased to eleven (11) members with the addition of Mr., Miravalle. Attached as Exhibit 99.1 is the press release announcing the appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oneida Financial Corp.

DATE: February 1, 2006	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer

EXHIBIT INDEX

99.1	News release dated February 1, 2006 announcing the appointment of Michael Miravalle to Oneida Financial Corp.’s Board of Directors.